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                                                                    EXHIBIT 23.7


FirstCity Financial Corporation
6400 Imperial Drive
Waco, Texas 76712

Gentlemen:


     Each of the undersigned, Richard S. Gillen and Thomas E. Smith, does hereby consent (as required by Rule 438 promulgated under the Securities Act of 1933, as amended) to serve as a director of FirstCity Financial Corporation and to being named in Amendment No. 2 to FirstCity Financial Corporation's Registration Statement on Form S-4 (File No. 333-24347).


                                                  /s/ RICHARD J. GILLEN

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                                                   /s/ THOMAS E. SMITH

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